UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2021

Jupiter Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39505	85-1508739
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11450 SE Dixie Hwy
Hobe Sound, FL	33455
(Address of principal executive offices)	(Zip Code)

(212) 207-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	JAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JAQC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 12, 2021, the registration statement on Form S-1 (File No. 333-248411) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Jupiter Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On August 17, 2021, the Company consummated the IPO of 15,000,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated August 12, 2021, between the Company and Nomura Securities International, Inc. (“Nomura”), as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Warrant Agreement, dated August 12, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated August 12, 2021, among the Company, Jupiter Founders LLC (the “Sponsor”), Nomura, Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and certain of their employees, certain employees of Brookline Capital Markets, a division of Arcadia Securities, LLC (the “Brookline Employees”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated August 12, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	A Private Placement Unit Subscription Agreement, dated August 12, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	A Private Placement Unit Subscription Agreement, dated August 12, 2021, among the Company, Nomura, Ladenburg and the Brookline Employees, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	A Registration Rights Agreement, dated August 12, 2021, among the Company and certain securityholders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●	An Administrative Services Agreement, dated August 12, 2021, between the Company and Hauslein & Company, Inc., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On August 17, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 580,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, to the Sponsor, Nomura, Ladenburg and the Brookline Employees, generating total gross proceeds of $5,800,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act. In the Private Placement, the Sponsor purchased 425,200 Private Placement Units, Nomura purchased 79,200 Private Placement Units, Ladenburg purchased 37,800 Private Placement Units and the Brookline Employees purchased an aggregate of 37,800 Private Placement Units. The Private Placement Units are identical to the Units, except that if held by the initial purchasers or any of their permitted transferees, the underlying warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption, except as described in the Registration Statement, and (iii) with respect to Private Placement Units held by Nomura, Ladenburg or the Brookline Employees, will not be exercisable more than five years from the commencement of sales of the IPO in accordance with FINRA Rule 5110(g)(8)(A). If the Private Placement Units are held by holders other than the initial purchasers or their permitted transferees, then the warrants included in the Private Placement Units will be redeemable by the Company in all redemption scenarios and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. In addition, the Private Placement Units (and the securities underlying the Private Placement Units) will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions, and the holders thereof are entitled to certain registration rights, as described in more detail in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 12, 2021, Gaurav Burman was appointed as President of the Company, James Thayer was appointed as Chief Operating Officer of the Company, and the following individuals were appointed to the board of directors of the Company: Gaurav Burman, Robert A. Knox, George L. Pita and John D. White, Jr. Additional information regarding, among other things, each individual’s background, board committee membership, as applicable, and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,000,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination by August 17, 2023 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete its initial business combination within the required time period.

On August 13, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On August 17, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 12, 2021, between the Company and Nomura Securities International, Inc.
4.1	Warrant Agreement, dated August 12, 2021, between the Company and Continental Stock Transfer & Trust Company
10.1	Letter Agreement, dated August 12, 2021, among the Company, Jupiter Founders LLC, Nomura Securities International, Inc., Ladenburg Thalmann & Co. Inc., certain securityholders and each of the officers and directors of the Company
10.2	Investment Management Trust Agreement, dated August 12, 2021, between the Company and Continental Stock Transfer & Trust Company
10.3	Private Placement Unit Subscription Agreement, dated August 12, 2021, between the Company and Jupiter Founders LLC
10.4	Private Placement Unit Subscription Agreement, dated August 12, 2021, among the Company, Nomura Securities International, Inc., Ladenburg Thalmann & Co. Inc. and certain subscribers
10.5	Registration Rights Agreement, dated August 12, 2021, among the Company and certain securityholders
10.6	Administrative Services Agreement, dated August 12, 2021, between the Company and Hauslein & Company, Inc.
99.1	Press Release, dated August 13, 2021
99.2	Press Release, dated August 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter acquisition corporation

By:	/s/ James N. Hauslein
	Name:	James N. Hauslein
	Title:	Chief Executive Officer

Date: August 18, 2021

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